Dreyfus Government Cash Management PROSPECTUS May 30, 2025 Ticker Symbol: Service Shares (DGUXX)

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	5
Management	6
Shareholder Guide

Buying and Selling Shares	8
General Policies	9
Distributions and Taxes	10
Financial Highlights

Financial Highlights	11
For More Information

See back cover.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.20
Other expenses:
Administrative services fees	.55
Shareholder services fees	.25
Miscellaneous other expenses	.01
Total other expenses	.81
Total annual fund operating expenses	1.01
Fee waiver*	(.03)
Total annual fund operating expenses (after fee waiver)	.98

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 30, 2026, to waive receipt of a portion of its management fee in the amount of .03% of the value of the fund's average daily net assets. On or after May 30, 2026, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the contractual undertaking by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$100	$319	$555	$1,234
Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. Under normal conditions, the fund will invest its assets so that at least 80% of its net assets (plus any borrowing for investment purposes) are invested in government securities and/or repurchase agreements that are collateralized fully by government securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and seeks to enter into repurchase agreements that present minimal credit risk, based on an assessment by Dreyfus, a division of Mellon Investments Corporation, the fund's sub-adviser, of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund.  The bar chart shows changes in the performance of the fund's Service shares from year to year.  The table shows the average annual total returns of the fund's Service shares over time.  The fund's past performance is not necessarily an indication of how the fund will perform in the future.  More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Service Shares

During the periods shown in the chart: Best Quarter 2023, Q4: 1.12 Worst Quarter 2022, Q1: 0.01

The year-to-date total return of the fund's Service shares as of March 31, 2025 was 0.85%.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (11/16/2020)
Service Shares	4.32%	2.30%

For the current yield for Service shares, call toll-free 1-800-373-9387 (inside the U.S. only).

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

The fund's Service shares are available to investors who purchase fund shares through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below). In general, the fund's minimum initial investment for Service shares is $1,000 and the minimum subsequent investment is $1.00. You may sell (redeem) your shares on any business day by contacting your broker-dealer or financial or Retirement Plan representative.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The fund seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. Under normal conditions, the fund will invest its assets so that at least 80% of its net assets (plus any borrowing for investment purposes) are invested in government securities and/or repurchase agreements that are collateralized fully by government securities. The fund will notify shareholders at least 60 days in advance of any change in this investment policy. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. Securities backed by the full faith and credit of the U.S. government include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, such as the Government National Mortgage Association. The repurchase agreements in which the fund may invest may include tri-party repurchase agreements executed through a third party bank that provides payment administration, collateral custody and management services to the parties to the repurchase agreements.

As a government money market fund, the fund is not required to impose a liquidity fee upon the sale of fund shares and has chosen not to rely on the ability to do so.  If the fund's board chooses to rely on the ability to impose discretionary liquidity fees in the future, the fund will provide shareholders with at least 60 days' prior notice of the change.

Among other requirements, the fund is required to hold at least 50% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. In addition, the fund is required to hold at least 25% of its assets in cash, U.S. Treasury securities or securities that can readily be converted into cash within one business day. The fund must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days.

The fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and seeks to enter into repurchase agreements that present minimal credit risk, based on Dreyfus's assessment of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors.

As part of this assessment, to the extent relevant information is available, Dreyfus also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's credit risk profile. In evaluating ESG factors, Dreyfus considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. ESG data provided by affiliated and unaffiliated data providers may lack standardization, consistency and transparency, may be limited and/or subjective and may not be available, complete or accurate. Based on its evaluation of ESG factors, Dreyfus may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. Dreyfus, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

More information about the fund's portfolio securities and investment techniques, and associated risks, is provided in the fund's Statement of Additional Information.

Investment Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNYIA and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNYIA or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk: Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and impair the fund's ability to maintain a stable net asset value. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the fund may benefit from a lag due to an obligation's interest rate payment not being immediately impacted by a decline in interest rates.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

In addition to the principal risks described above, the fund is subject to the following additional risk that is not anticipated to be a principal risk of investing in the fund:

• ESG evaluation risk: As part of Dreyfus's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations. For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. Dreyfus's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves. ESG data from data providers used by Dreyfus often lack standardization, consistency and transparency, and, for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate. Dreyfus's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Management

Investment Adviser

The fund's investment adviser is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYIA manages approximately $352 billion in 89 mutual fund portfolios. For the fiscal year ended January 31, 2025, the fund paid BNYIA a management fee at the effective annual rate of 0.16% of the value of the fund's average daily net assets. The fund paid BNYIA an effective management fee at a lower rate due to an undertaking by BNYIA to waive fees and/or reimburse fund expenses during the period. BNYIA has contractually agreed, until May 30, 2026, to waive receipt of its fees and/or assume the direct expenses of the Service shares of the fund so that the direct expenses of the fund's Service shares (excluding taxes, brokerage commissions and extraordinary expenses) do not exceed 1.01%. On or after May 30, 2026, BNYIA may terminate the expense limitation agreement with respect to the fund at any time. A discussion regarding the basis for the board's approving the fund's management agreement with BNYIA is available in the fund's Form N-CSR for the six-month period ended July 31, 2024.

BNYIA is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries. BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY has $53.1 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY is the corporate brand of The Bank of New York Mellon Corporation and may be used to reference the corporation as a whole and/or its various subsidiaries generally. BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bny.com/investments.

The asset management philosophy of BNYIA is based on the belief that discipline and consistency are important to investment success. For each fund, BNYIA seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Sub-Adviser

BNYIA has engaged its affiliate, Dreyfus, to serve as the fund's sub-adviser, pursuant to a sub-investment advisory agreement between BNYIA and Dreyfus. Dreyfus, subject to BNYIA's supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's assets. Dreyfus is a division of Mellon Investments Corporation (MIC), a registered investment adviser and an indirect wholly-owned subsidiary of BNY, with its principal office located at 500 Ross Street, Pittsburgh, PA 15258. As of March 31, 2025, MIC had approximately $901.6 billion of assets under management, which includes approximately $408.2 billion in assets managed by investment personnel of MIC acting in their capacity as officers of the Dreyfus division of MIC.

A discussion regarding the basis for the board's approving the sub-investment advisory agreement between BNYIA and Dreyfus is available in the fund's Form N-CSR for the six-month period ended July 31, 2024.

Distributor

BNY Mellon Securities Corporation (BNYSC), a wholly-owned subsidiary of BNYIA, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any shareholder services fees and administrative services fees, as applicable, are paid to BNYSC for the provision of shareholder account service and maintenance and recordkeeping and other related services, respectively. BNYIA or BNYSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any shareholder services fees and/or administrative services fees or other expenses that may be paid by the fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYIA's or BNYSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYIA or BNYSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Service shares of the fund are subject to (i) an annual administrative services plan fee of 0.55% of the value of the fund's average daily net assets attributable to Service shares payable to the fund's distributor in respect of the provision of recordkeeping and other related services, and (ii) an annual shareholder services plan fee of 0.25% of the value of the fund's average daily net assets attributable to Service shares payable to the fund's distributor in respect of the provision of personal services to shareholders, such as answering shareholder inquiries regarding the fund, and/or the maintenance of shareholder accounts. The fund's distributor may pay financial intermediaries from the fees it receives under the shareholder services plan and/or administrative services plan for the provision of such services by the financial intermediaries to their clients who are beneficial owners of Service shares of the fund.

The fund, BNYIA, Dreyfus and BNYSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund's Service shares are available to investors who purchase fund shares through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan. You should contact a representative of your financial institution or Retirement Plan for information concerning purchasing, selling (redeeming) and exchanging fund shares. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. The fund offers other classes of shares, which are described in separate prospectuses. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your financial institution or Retirement Plan for further information.

You pay no sales charges to invest in shares of the fund. Your price for Service shares is the net asset value (NAV) per share.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share. The fund may continue to use the amortized cost method of valuation only so long as the fund's board believes that it fairly reflects the market-based NAV per share.

At least daily, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

The fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, the fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day.

The fund's NAV is generally calculated every hour on the hour from 8:00 a.m. to 5:00 p.m., Eastern time, each day the fund accepts purchases orders and redemption requests (each such time, the trading deadline for orders "in proper form" (as defined below)). In its discretion, a fund's board may elect to calculate the fund's NAV one per day.

In the case of an emergency, if regular trading on the NYSE is restricted or the NYSE closes early, the fixed income securities markets or the Federal Reserve Bank closes early, or as otherwise permitted by the Securities and Exchange Commission, the fund may elect to close early. If the fund closes early on a business day, then the fund will calculate its last NAV as of the time of such closing and the fund must receive purchase orders and redemption requests prior to such closing time.

How to Buy Shares

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund will become effective at the NAV next determined after it is received by the fund or a financial intermediary, and the shares purchased will receive the dividend declared on that day provided the shares are not redeemed prior to the last NAV determined that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed to in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

An order in proper form received and accepted after the time of day at which the fund determines its last NAV will be priced at the first NAV determined on the following business day and will begin to accrue dividends on such business day. If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

How to Sell Shares

You may sell (redeem) shares at any time.

Your shares will be priced at the next determined NAV. If a request for redemption is received and accepted by the fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund determines its last NAV, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted by wire in federal funds on the same day, and the shares will not receive the dividend declared on that day. Under certain circumstances (i.e., during periods of stressed market conditions or in cases of very large redemption requests), however, the fund may pay a portion or all of the redemption proceeds payable by wire on the next business day. If the request is received and accepted after the time of day at which the fund determines its last NAV, or is transmitted through the National Securities Clearing Corporation, the shares will receive the dividend declared on that day, and, if transfer by wire is requested, the proceeds of redemption ordinarily will be transmitted by wire in federal funds on the next business day. Requests for redemption submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the request from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed by more than one business day, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Securities and Exchange Commission, the fund and certain other money market funds in the BNY Mellon Family of Funds may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests.

The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call BNY Institutional Services before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYIA discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. BNYIA also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance.

The fund reserves the right to reject any purchase request in whole or in part.

The fund also reserves the right to change its minimum investment amount.

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policy

Low balance accounts may be subject to a small account fee or to redemption, as described below.

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the fund and have an address in good order with the fund's transfer agent.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYIA and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund ordinarily declares dividends from its net investment income on each day its NAV is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through a U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Financial Highlights

These financial highlights describe the performance of the fund's Service shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's From N-CSR, which is available upon request.

Dreyfus Government Cash Management	Year Ended January 31,
Service Shares	2025	2024	2023	2022	2021[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.042	.042	.013	.000[b]	.000[b]
Distributions:
Dividends from net investment income	(.042)	(.042)	(.013)	(.000)[b]	(.000)[b]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	4.24	4.29	1.29	.03	.00[c,d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01	1.01	1.01	1.02	1.07[e]
Ratio of net expenses to average net assets	.97	.98	.77	.05	.13[e]
Ratio of net investment income to average net assets	4.15	4.22	1.32	.03	.01[e]
Net Assets, end of period ($ x 1,000)	7,206,318	6,552,644	4,860,265	3,654,871	48

a On November 16, 2020, the fund commenced offering Service Shares.

b Amount represents less than $.001 per share.

c Not annualized.

d Amount represents less than .01%.

e Annualized.

NOTES

NOTES

For More Information

Dreyfus Government Cash Management
A series of Dreyfus Government Cash Management Funds

More information on this fund is available free upon request, including the following:

Annual/Semi-Annual Report and Financial Statements

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders and in Form N-CSR. The fund's Form N-CSR contains the fund's financial statements and lists the fund's portfolio holdings. The fund's most recent annual and semi-annual reports and other information, such as the fund's financial statements, are available at www.dreyfus.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings on each business day, as of the preceding business day. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Contact your financial or Retirement Plan representative or call 1-800-373-9387 (inside the U.S. only)

By mail. Please write to your financial or Retirement Plan representative or BNY Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@bny.com

On the Internet. Certain fund documents can be viewed online or downloaded from: www.dreyfus.com

Reports and other information about the fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and that copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-03964

© 2025 BNY Mellon Securities Corporation CMGT – P0525SER